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                                                                   EXHIBIT 10.24

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE
                ------------------------------------------------
             TRADEMARK/SERVICE MARK APPLICATION = PRINCIPAL REGISTER
             -------------------------------------------------------

MARK: APDM (ACCESSORY POWER DISTRIBUTION MODULE)

INTERNATIONAL CLASS: 012

Commissioner for Trademarks
P.O. Box 1451
Alexandria, VA 22313-1451

To the Commissioner for Trademarks:

         The applicant, MARKETING WORLDWIDE CORP, a Corporation of the USA, residing at 2212 GRAND COMMERCE DRIVE, HOWELL, MICHIGAN 48855 requests registration of the trademark/service mark shown on the drawing page in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. 1051 et. seq., as amended).

         The applicant, or the applicant's related company or licensee, is using the mark in commerce, and lists below the dates of use by the applicant, or the applicant's related company, licensee, or predecessor in interest, of the mark on or in connection with the identified goods and/or services (15 U.S.C. Section 1051(a), as amended).

         International Class 012: A SWITCHABLE FUSE BLOCK TO BE INSTALLED IN VARIOUS VEHICLES TO EASILY AND SAFELY CONNECT MULTIPLE AUTOMOTIVE OR OTHER ELCTRIC ACESSORIES TO THE MAIN POWER.

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         In International Class 012: the mark was first used at least as early as NOVEMBER 1, 2005, and first used in commerce at least as early as NOVEMBER 1, 2005, and is now in use in such commerce. The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

         The mark is presented in standard character format without claim to any particular font style, size, or color.

         The literal element of the mark consists of APDM (ACCESSORY POWER DISTRIBUTION MODULE).

         A fee in the amount of $375 will be submitted with the application, representing payment for 1 international class.


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APPLICANT NAME: MARKETING WORLDWIDE CORP

MARK: APDM (ACCESSORY POWER DISTRIBUTION MODULE) (Standard character format)


                            DECLARATION OF APPLICANT

         The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. ss.ss.1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declare that I am properly authorized to execute this application on behalf of the applicant; I believe I am the owner of the trademark sought to be registered, or, if the application is being filed under 15 U.S.C. ss.ss.1051(b), I believe I am entitled to use the mark in commerce; to the best of my knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of my own knowledge are true; and that all statements made on information and belief are believed to be true.

         Signed this 12TH day of FEBRUARY, 2006

         at HOWELL, MICHIGAN
            ------  --------
            (CITY)   (STATE)


                                    BY: /S/ JAMES C MARVIN
                                        -----------------------------
                                        JAMES C MARVIN
                                        CFO
                                        MARKETING WORLDWIDE CORP


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Commissioner for Trademarks
P.O. Box 1451
Alexandria, VA 223131451


RE: APPLICATION FOR TRADEMARK REGISTRATION OF ("APDM (ACCESSORY POWER DISTRIBUTION MODULE) ")


Ladies and Gentlemen:

Please find enclosed for filing one copy of the application form and drawing page, and three (3) specimens for a trademark registration filing. Also enclosed is a check in the amount of $375.00 as the appropriate filing fee.

Should you have any questions about the contents of this application or if there are any problems with meeting the filing requirements to obtain a filing date on this application, please contact me at 517-540-0045.


Sincerely,


/s/ James C Marvin
----------------------------
James C Marvin
RE: ("APDM (ACCESSORY POWER DISTRIBUTION MODULE)")
2212 Grand Commerce Drive
Howell, Michigan 48855
517-540-0045


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--------------------------------------------------------------------------------
                                  APDM 850 (TM)
                      (ACCESSORY POWER DISTRIBUTION MODULE)
--------------------------------------------------------------------------------
                     ONE EASY-ACCESS POWER DISTRIBUTION BOX
                         FOR EIGHT SEPARATE ACCESSORIES



                                [PICTURES HERE]



CONNECT MULTIPLE ACCESSORIES TO AN INSTANT EASILY ACCESSIBLE POWER SOURCE WITHOUT COMPLICATED INSTALLATION

One connection for 8 outlets to connect eight separate accessories
Each outlet separately fused with constant 12 AMP / surge 15 AMP
Two install positions for each fuse - Constant or Ignition Hot
Inline fuse for max 50 AMP
Ignition relay draw of max of 0.1 AMP at full load
Includes all wires, fuse holders, all terminals and 50 AMP main fuse Polarized positive locking MOLEX mini connectors for secure positioning

BENEFITS

Large time (labor cost) savings for installation of multiple accessories Only one power source installation for up to 8 accessories
Only one power source for both types of power - Constant or Ignition
No multiple sets of wire installation for different power sources required Only 2 wires connect to the battery, providing constant and ignition power Safe low Amp (0.1 AMP) connection to ignition wire
Electronics-safe low noise battery direct connection
Future accessory installations will not effect the cars electronics Prevent backwards battery hook up via green diagnostic power LED
Simple installation diagnostic test


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--------------------------------------------------------------------------------
                                  APDM 850(TM)
--------------------------------------------------------------------------------
FEATURES
PROVIDES 8 POWER OUTLETS TO EASILY CONNECT ACCESSORIES

     o        Video and Audio Entertainment Systems
     o        Navigation Systems
     o        Seat Heaters
     o        Comfort Systems
     o        Chargers for Notebooks & Cell Phones

-------------------------------------------------------------------------
  SEPARATE FUSES & FLEXIBLE CONFIGURATION
-------------------------------------------------------------------------
Each power outlet has its separate fuse (max 12 AMP constant / 15 AMP surge), which can be installed in one of two positions: Constant or Ignition. In Constant position, the outlet is always on, in the ignition position the outlet is only powered when the ignition is on.

-------------------------------------------------------------------------
  ONE SET OF WIRES - CONSTANT AND IGNITION POWER
-------------------------------------------------------------------------
No need to run multiple wires for each additional accessory installation. A pair of 10 GA power wires connect to the car battery and provide both CONSTANT and IGNITION power. Direct battery power, secured with a 50-amp fuse generates less noise and does not interfere and/or damage electronic systems if fuses are blown.

------------------------------------------------------------------------
  LOW POWER DRAW
------------------------------------------------------------------------
The APDM 850 provides save low ignition power draw of only 1/10 of an AMP, no matter how much power is drawn, controlling clean and safe power of up to 50 Amps. The ignition connection cannot "jar" the cars ignition, blow any of the car's fuses, or cause any damage to the cars electronic system.

-------------------------------------------------------------------------
  OE GRADE COMPONENTS & BUILT IN SAFETY
-------------------------------------------------------------------------
All components are OE grade quality. A built in green Power LED prevents wrong hookups and the unit will not supply power unless the system has been hooked up correctly. This helps to pre-vent backwards battery hookups from damaging ignition hot accessories.

-------------------------------------------------------------------------
  POLARIZED POSITIVE LOCKING PLUGS
-------------------------------------------------------------------------
 Plugs connecting to the unit are polarized and positive locking to prevent improper connections, they can only be unplugged while pressing the latch, preventing accidental loss of power. Fuses are recessed into the case to prevent accidental shorts.


                       EXCLUSIVE DISTRIBUTOR NORTH AMERICA

                                 MWW Automotive
                        A DIVISION OF MARKETING WORLDWIDE

 (C) MARKETING WORLDWIDE CORP "APDM" IS A TRADEMARK OF MARKETING WORLDWIDE CORP

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                                    APDM 850


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